                                                                    EXHIBIT 10.1

                                AMENDMENT NO. 4


         This Amendment No. 4 dated as of March 31, 2000 (the "Agreement"), is among Integrated Electrical Services, Inc., a Delaware corporation (the "Borrower"), Bank of America, N.A., as agent (the "Agent"), and the financial institutions parties to the Credit Agreement defined below (the "Banks").

                                  INTRODUCTION

         Reference is made to the Credit Agreement dated as of July 30, 1998 (as amended, the "Credit Agreement"), among the Borrower, the Banks, and NationsBank, N.A., predecessor in interest to the Agent, the defined terms of which are used herein unless otherwise defined herein. The Borrower has requested and the Banks and the Agent have agreed to modify the Credit Agreement to amend the calculation of the Fixed Charge Coverage Ratio, permit certain additional investments, and to make other amendments to the Credit Agreement as set forth herein in connection therewith.

         Therefore, in connection with the foregoing and for other good and valuable consideration, the Borrower, the Banks, and the Agent hereby agree as follows:

Section 1. Amendment.

              (a) The definition of "Applicable Margin" is modified by replacing such definition in its entirety with the following:

         "Applicable Margin" means, with respect to interest rates, unused commitment fees, and letter of credit fees and as of any date of its determination, an amount equal to the percentage amount set forth in the table below opposite the applicable ratio of (a) the consolidated Total Debt of the Borrower as of the end of the fiscal quarter then most recently ended to (b) the consolidated EBITDA of the Borrower for the four fiscal quarters then most recently ended:

                                 Applicable Margin
         Total Debt              LIBOR Tranches and       Applicable Margin     Applicable Margin
         to EBITDA               Letter of Credit Fee     Prime Rate Tranche    Commitment Fee
         ----------              --------------------     ------------------    -----------------
         < or = 1.50                    1.25%                    0.00%               0.250%
         >1.50 but < or = 2.00          1.50%                    0.00%               0.375%
         >2.00 but < or = 2.50          1.75%                    0.25%               0.375%
         >2.50 but < or = 3.00          2.00%                    0.50%               0.500%
         >3.00                          2.25%                    0.75%               0.500%


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


         The foregoing ratio and resulting Applicable Margin shall be based upon Schedule C of the most recent Compliance Certificate delivered to the Agent pursuant to Section 5.2(a) or Section 5.2(b) (provided that for the period from the date of this Agreement until the date when the Applicable Margin is reset based upon the Compliance Certificate for the period ending March 31, 2000, the ratio shall be deemed to be 2.01 and the Applicable Margin shall be set accordingly).

         Any adjustments to the Applicable Margin shall become effective on the 45th day following the last day of each fiscal quarter or on the 90th day following the last day of each fiscal year as applicable; provided, however, that if any such Compliance Certificate is not delivered when required hereunder, the Applicable Margin shall be deemed to be the maximum percentage amount in each table from such 45th or 90th day until such Compliance Certificate is received by the Agent.

         Upon any change in the Applicable Margin, the Agent shall promptly notify the Borrower and the Banks of the new Applicable Margin.

         (b) The definition of "Permitted Investments" is modified by adding the following subpart (h) thereto in appropriate alphabetical order and replacing the final paragraph of such definition in its entirety with the paragraph set forth below:

                  (h) other investments in an aggregate outstanding amount not to exceed $25,000,000.

         In valuing any investments for the purpose of applying the limitations set forth in this Agreement, such investments shall be taken at the original cost thereof (but without reduction for any subsequent appreciation or depreciation thereof) less any amount actually repaid or recovered on account of capital or principal (but without reduction for any offsetting investments made by the investee in the investor).

         (c) Section 5.5(c) of the Credit Agreement is amended by replacing such
Section in its entirety with the following: (a)


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                  (c) Minimum Fixed Charge Coverage Ratio. As of the last day of each fiscal quarter, the Borrower shall not permit the ratio of (i) (A) the consolidated EBITDA of the Borrower for the preceding four fiscal quarters then ended minus (B) consolidated Cash Taxes paid by the Borrower during such period minus (C) the consolidated Capital Expenditures (other than Capital Expenditures that are deemed to occur solely because of the making of an Acquisition) of the Borrower during such period to (ii) (A) the consolidated Interest Expense of the Borrower for the preceding four fiscal quarters then ended (excluding, however, Interest Expense paid by Persons prior to the respective dates on which such Persons became Restricted Entities) plus (B) the aggregate amount of Restricted Payments declared or paid by the Borrower during such period (excluding, however, Restricted Payments permitted pursuant to the proviso to Section 5.10) plus (C) the consolidated current maturities of the Borrower (including Capital Leases but excluding any portion of the Revolving Loan classified as current in accordance with GAAP) plus (D) the greater of (1) 1/7 of the outstanding amount of the Revolving Loan as of the last day of such fiscal quarter or (2) $4,000,000, to be less than 1.25 to 1.00; provided, that with respect to a determination for which any component of such determination involves Persons which were not Restricted Entities for the entire applicable period of determination, the Cash Taxes paid by each such Person during such period may, at the election of the Borrower, be deemed to be equal to the product of (a) the actual historical EBIT of such Person for the applicable period multiplied by
         (b) 39%. Compliance with this paragraph (c) shall be determined based upon Schedule C of the applicable Compliance Certificate.

         (d) Section 5.12(a) of the Credit Agreement is amended by replacing such Section in its entirety with the following:

                  (a) The Borrower shall cause each Restricted Entity to maintain insurance with responsible and reputable insurance companies or associations reasonably acceptable to the Agent in such amounts and covering such risks as are usually carried by companies engaged in similar businesses and owning similar properties in the same general areas in which such Persons operate. The Borrower shall deliver to the Agent certificates evidencing such policies or copies of such policies at the Agent's request following a reasonable period to obtain such certificates taking into account the jurisdiction where the insurance is maintained.

         (e) Section 5.14 of the Credit Agreement is amended by replacing such
Section in its entirety with the following:

         5.14 Lines of Business. The Borrower, either through itself or the Restricted Entities, shall not change the character of its business as conducted on the date of this Agreement, or engage in any type of business not reasonably related to such business as presently and normally conducted.

         Section 2. Representations and Warranties. The Borrower represents and warrants that (a) the execution, delivery, and performance of this Agreement are within the corporate power and authority of the Borrower and have been duly authorized by appropriate proceedings, (b) this Agreement constitutes legal, valid, and binding obligations of the Borrower enforceable in accordance with its terms, except as limited by applicable bankruptcy, insolvency,


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reorganization, moratorium, or similar laws affecting the rights of creditors generally and general principles of equity, and (c) upon the effectiveness of this Agreement and the amendment of the Credit Documents as provided for herein, the representations and warranties contained in each Credit Document are true and correct in all material respects, no Event of Default exists under the Credit Documents, and there shall have occurred no event which with notice or lapse of time would become an Event of Default under the Credit Documents.

         Section 3. Effect on Credit Documents. As amended herein, the Credit Documents remain in full force and effect. Except as specifically set forth herein, nothing herein shall act as a waiver of any of the Agent's or the Banks' rights under the Credit Documents as amended, including the waiver of any default or event of default, however denominated. The Borrower must continue to comply with the terms of the Credit Documents, as amended. This Agreement is a Credit Document for the purposes of the provisions of the other Credit Documents. Without limiting the foregoing, any breach of representations, warranties, and covenants under this Agreement may be a default or event of default under other Credit Documents.

         Section 4. Effectiveness. This Agreement shall be effective as of the date hereof when the Agent shall have received duly executed counterparts hereof signed by the Borrower, the Agent, and the Majority Banks.

         Section 5. Miscellaneous. The miscellaneous provisions of the Credit Agreement apply to this Agreement. This Agreement shall be governed by and construed and enforced in accordance with the laws of the State of Texas. This Agreement may be signed in any number of counterparts, each of which shall be an original, and may be executed and delivered by telecopier.

         THIS WRITTEN AGREEMENT AND THE CREDIT DOCUMENTS REPRESENT THE FINAL AGREEMENT AMONG THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES.


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


         THERE ARE NO UNWRITTEN ORAL AGREEMENTS AMONG THE PARTIES.

         EXECUTED as of the date first above written.

                                  BORROWER:

                                  INTEGRATED ELECTRICAL SERVICES, INC.


                                  By: /s/ STANLEY H. FLORANCE
                                     -----------------------------------
                                  Name: Stanley H. Florance
                                       ---------------------------------
                                  Title: Senior Vice President and
                                         Chief Financial Officer
                                       --------------------------------

                                  AGENT:

                                  BANK OF AMERICA, N.A., as Agent


                                  By: /s/ CRAIG S. WALL
                                     -----------------------------------
                                           Craig S. Wall
                                           Senior Vice President


                                  BANKS:

                                  BANK OF AMERICA, N.A., as Agent


                                  By: /s/ CRAIG S. WALL
                                     -----------------------------------
                                           Craig S. Wall
                                           Senior Vice President


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



                                  BANK OF SCOTLAND


                                  By: /s/ ANNIE GLYNN
                                     -----------------------------------
                                  Name: Annie Glynn
                                       ---------------------------------
                                  Title: Senior Vice President
                                        --------------------------------


                                  COMERICA BANK - TEXAS


                                  By: /s/ ROBERT HUMPHREYS
                                     -----------------------------------
                                  Name: Robert Humphreys
                                       ---------------------------------
                                  Title: Vice President
                                        --------------------------------


                                  NATIONAL CITY BANK OF KENTUCKY


                                  By: /s/ TOM GURBACH
                                     -----------------------------------
                                  Name: Tom Gurbach
                                       ---------------------------------
                                  Title: Vice President
                                        --------------------------------


                                  PARIBAS

                                  By: /s/ ROSINE K. MATTHEWS
                                     -----------------------------------
                                  Name: Rosine K. Matthews
                                       ---------------------------------
                                  Title: Vice President
                                        --------------------------------


                                  By: /s/ MARIAN LIVINGSTON
                                     -----------------------------------
                                  Name: Marian Livingston
                                       ---------------------------------
                                  Title: Vice President
                                        --------------------------------


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



                                  THE BANK OF NOVA SCOTIA

                                  By: /s/ F.C.H. ASHBY
                                     -----------------------------------
                                  Name:   F.C.H. Ashby
                                       ---------------------------------
                                  Title:  Senior Manager, Loan Operations
                                        --------------------------------


                                  CENTURA BANK

                                  By: /s/ LOWRY D. PERRY
                                     -----------------------------------
                                  Name:   Lowry D. Perry
                                       ---------------------------------
                                  Title:  Bank Officer
                                        --------------------------------


                                  CREDIT LYONNAIS NEW YORK BRANCH

                                  By: /s/ ROBERT IVOSEVICH
                                     -----------------------------------
                                  Name:   Robert Ivosevich
                                       ---------------------------------
                                  Title:  Senior Vice President
                                        --------------------------------

                                  Amsouth Bank successor in interest by
                                  merger to

                                  FIRST AMERICAN NATIONAL BANK

                                  By: /s/ SETH BUTLER
                                     -----------------------------------
                                  Name:   Seth Butler
                                       ---------------------------------
                                  Title:  Corporate Bank Officer
                                        --------------------------------


                                  SUNTRUST BANK, ATLANTA

                                  By: /s/ DAVID J. EDGE
                                     -----------------------------------
                                  Name:   David J. Edge
                                       ---------------------------------
                                  Title:  Vice President
                                        --------------------------------


                                  By: /s/ DANIEL KOMITOR
                                     -----------------------------------
                                  Name:   Daniel Komitor
                                       ---------------------------------
                                  Title:  Vice President
                                        --------------------------------


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